CAPITAL STOCK AND OTHER RELATED ACCOUNTS	12 Months Ended
Dec. 31, 2022
Disclosure of capital stock and other capital related accounts [abstract]
CAPITAL STOCK AND OTHER RELATED ACCOUNTS	CAPITAL STOCK AND OTHER RELATED ACCOUNTS

	2022	2021
Capital stock	59,603	59,603
Capital adjustment	14,068,696	14,068,696
Treasury shares	(6,434,901)	(4,650,202)
Share-based payment plans	114,376	77,665
Treasury shares trading premium	13,834	—
Share premium	25,510,905	25,510,905
Merger premium	4,608,318	4,608,318
Total	37,940,831	39,674,985
The issued, paid-in and registered capital stock consists of:
Common stock with a face value of $0.10 per share and entitled to 1 vote each, fully paid-in (in thousands)	596,026	596,026
During the fiscal year ended December 31, 2022 and 2021, based on the context and the Group’s financial position, the Board of Directors approved various plans for the acquisition of own shares. The purpose of these plans was to use a portion of the Company’s liquidity in an efficient manner, which might result in a higher shareholder return and therefore increase shareholder value considering the current value of the shares. Pursuant to Article 64 of the Capital Markets Law, treasury stock may not exceed, as a whole, the limit of 10% of capital stock. Such acquisitions were made with realized and liquid profits, as the Company had the necessary liquidity to conduct the acquisition of treasury stock, as approved, without affecting its solvency.
The plans for the acquisition of own shares approved during the fiscal year ended December 31, 2022 and 2021, respectively (all nominal amounts without restatement) are described below:
•Approved on February 12, 2021, for a period of 90 days, then extended for an additional 45 days, and for a maximum amount of 750 million. On June 18, the acquisition plan ended, reaching the maximum stipulated amount.
•Approved on July 2, 2021, for a period of 60 days and for a maximum amount of 975 million. On September 3, 2021, the second treasury stock acquisition plan ended, having reached a purchase amount of 564.5 million.
•Approved on September 24, 2021, for a period of 60 days and for a maximum amount of 700 million. On November 26, 2021, the third treasury stock acquisition plan ended, having reached a purchase amount of 662.0 million.
•Approved on December 21, 2021, for a period of 60 days and for a maximum amount of 900 million. On February 21, 2022, the fourth treasury stock acquisition plan ended, having reached a purchase amount of 644 million.
•Approved on October 3, 2022, for a period expiring on December 31, 2022, and for a maximum amount of 1,000 million. On December 31, 2022, the fifth treasury stock acquisition plan ended, having reached a purchase amount of 736 million.
Through the date of issuance of these consolidated financial statements, the Group acquired 12,352,329 own shares for a total value of 6,413,509 and 27,542 ADRs for a total value of 34,186.
On the other hand, on December 21, 2022 and 2021, respectively, the Company’s Board of Directors approved employee incentive programs in order to retain certain high-ranking employees and align their interests with those of the Company and its shareholders (Note 3.17). These programs consist in delivering, to certain employees, shares of the Company’s common stock, where the effective delivery of the shares will depend on the degree of performance of the return as defined in the plans and the permanence of the employee with the Group. The cost of share-based payment plans to be settled with equity instruments was initially measured at fair value as of the date of grant, determined through a valuation model appropriate to the circumstances, amounting to 114,376 and 77,665 as of December 31, 2022 and 2021, respectively. On January 5, 2022, 10,069 ADRs were distributed under the above incentive programs.

As of December 31, 2022, the Group accounts for 12,436,694 own shares in stock.